UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21357

                FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
               (Exact name of registrant as specified in charter)

 One Franklin Parkway, San Mateo, CA 94403-1906 (Address of principal executive offices) (Zip code)

         Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 650/312-2000
                                                            ------------
Date of fiscal year end:  3/31
                         ------
Date of reporting period:  9/30/07
                          ---------


Item 1. Reports to Stockholders.


                                [GRAPHIC OMITTED]

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                                                     SEPTEMBER 30, 2007
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                  SEMIANNUAL REPORT                            INCOME
--------------------------------------------------------------------------------

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                               FRANKLIN TEMPLETON
                          LIMITED DURATION INCOME TRUST
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Franklin Templeton Limited Duration Income Trust ..........................    1

Performance Summary .......................................................    7

Annual Shareholders' Meeting ..............................................    8

Dividend Reinvestment Plan ................................................    9

Financial Highlights and Statement of Investments .........................   12

Financial Statements ......................................................   24

Notes to Financial Statements .............................................   27

Shareholder Information ...................................................   36

--------------------------------------------------------------------------------

Semiannual Report

Franklin Templeton
Limited Duration Income Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage-and other asset-backed securities.

Dear Shareholder:

This semiannual report for Franklin Templeton Limited Duration Income Trust covers the period ended September 30, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Templeton Limited Duration Income Trust posted cumulative total returns of +0.41% based on net asset value and -9.62% based on market price. Net asset value decreased from $14.24 per share on March 31, 2007, to $13.79 at period-end, and the market price fell from $14.27 to $12.40 over the same time. You can find the Fund's performance data in the Performance Summary on page 7.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy grew at a solid pace for the six-month period ended September 30, 2007. A surge in exports fueled second quarter 2007 gross domestic product
(GDP) growth to 3.8% annualized. In the third quarter,

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                                                           Semiannual Report | 1

PORTFOLIO BREAKDOWN
Based on Total Investments as of 9/30/07*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Floating Rate Loans                                                        39.0%
High Yield Corporate Bonds                                                 30.7%
Mortgage-Backed Securities                                                 22.4%
Foreign Government & Agency Securities                                      3.6%
Other Asset-Backed Securities                                               3.0%
Short-Term Investments & Other Net Assets                                   1.3%

* Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund.

GDP growth advanced at an estimated 3.9% annualized rate, the fastest pace in over a year. Over the reporting period, consumer spending and personal income remained positive contributors to economic expansion, while a declining housing market, softening employment environment and tighter credit conditions weighed on overall economic growth.

Oil prices exhibited volatility, reaching a historical high in September. Core inflation, which excludes food and energy costs, remained modest. For September 2007, the core Consumer Price Index (CPI) had a 12-month increase of 2.1%. 1 The Federal Reserve Board's (Fed's) preferred measure of inflation, core personal consumption expenditures, reported a 12-month increase of 1.8%. 2 These current levels of inflation, generally within the Fed's target range of 1% to 2%, lessened near-term concerns and provided the Fed with more flexibility to respond to ongoing economic pressures resulting from tightening credit conditions.

In August, the Fed cut the discount rate (the Fed's interest rate charged to member banks) from 6.25% to 5.75% and followed up in September with a further cut of 50 basis points, bringing the rate to 5.25%. After remaining on hold since June 2006, the Fed lowered the federal funds target rate 50 basis points to 4.75% at its September meeting, citing increased uncertainty surrounding the economic outlook due to significant dislocations in parts of the credit markets. The committee noted that "some inflation risks remain, and it will continue to monitor inflation developments carefully." The Fed stated it will continue to act as necessary to restore stability as the potential of increased distress from a housing correction threatens to "restrain economic growth more generally."

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined substantially, with the two-year bill yielding 3.97% at the end of September, down from 4.58% six months earlier. The 10-year U.S. Treasury note ended September yielding 4.59%, compared with 4.65% at the beginning of the period.

INVESTMENT STRATEGY

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends

1. Source: Bureau of Labor Statistics.

2. Source: Bureau of Economic Analysis.


2 | Semiannual Report
combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, pricing inefficiencies and underlying collateral characteristics.

MANAGER'S DISCUSSION

The six-month period under review was one of extreme financial market volatility in general, and for the Fund's core asset classes in particular. Treasury yields and credit spreads exhibited more volatility than they have in recent history; first due to inflationary fears that drove Treasury yields to their highest levels in over five years, and then due to concerns that problems in the subprime mortgage markets would spill over into other asset classes and even impact the broader economy. During July and August 2007, disruptions in the commercial paper markets caused some companies to have difficulty refinancing their short-term obligations, prompting the Fed to step in and lower its overnight lending rate in an effort to prevent a broad credit crunch from occurring.

In this environment, all of the Fund's primary asset classes generated below-coupon returns. High yield bonds continued to benefit from positive fundamentals and a low default rate, but suffered from an overhang of leveraged buyout (LBO) financing that was not absorbed by the market this summer. Leveraged corporate bank loans faced a similar situation, with an even larger overhang of impending deals resulting from the near disappearance of the collateralized loan obligation (CLO) market, which had accounted for purchases of roughly two-thirds of all loans issued earlier in the year. The mortgage-backed securities (MBS) market saw divergent returns, as government-backed and government-sponsored securities benefited from investors' flight to quality, while subprime mortgages suffered from increasing default rates. Toward the latter half of the period we increased the Fund's exposure to bank loans, seeking to take advantage of recent market dislocation to purchase at attractive prices loans that are senior in the capital structure. Meanwhile, we lowered portfolio exposure to high yield corporate bonds and MBS, as we found these to be somewhat less attractive versus bank loans.

DIVIDEND DISTRIBUTIONS*
4/1/07-9/30/07

--------------------------------------------------------------------------------
MONTH                                                  DIVIDEND PER COMMON SHARE
--------------------------------------------------------------------------------
April                                                                  8.4 cents
--------------------------------------------------------------------------------
May                                                                    8.4 cents
--------------------------------------------------------------------------------
June                                                                   8.4 cents
--------------------------------------------------------------------------------
July                                                                   8.4 cents
--------------------------------------------------------------------------------
August                                                                 8.4 cents
--------------------------------------------------------------------------------
September                                                              8.4 cents
--------------------------------------------------------------------------------
TOTAL                                                                 50.4 CENTS
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                           Semiannual Report | 3

Strong corporate earnings, a low default rate and sound balance sheet liquidity led to a favorable fundamental credit environment for high yield corporate bonds. These bonds' yield spreads over Treasuries, as measured by the Credit Suisse (CS) High Yield Index, trended tighter and reached a record low of 2.7 percentage points in early June 2007. 3 The spread widened dramatically on the heels of turmoil in the subprime mortgage markets and resultant investor concerns about a general credit crunch. At period-end, although we still believed the fundamental outlook remained healthy, high yield spreads remained below historical averages even after widening during the period. This contrasted sharply with the bank loan market. Therefore, we slightly reduced the Fund's high yield bond exposure in favor of bank loans, and maintained exposure to the sector slightly below one-third of the portfolio through period-end.

The bank loan market was strong during the first half of the reporting period, with record new-issue volume driven by large mergers and acquisitions (M&A) and LBO transactions. The large new-issue volume was easily absorbed by investors, primarily driven by demand from CLOs. As a result of this strong demand, transactions were aggressively structured to favor the borrower, with higher total leverage ratios, weaker collateral packages and "covenant-lite" transactions (those without maintenance covenants) dominating the new-issue market. Additionally, yield spreads remained tight and below historical averages.

By July the forward calendar for new supply ballooned to $220 billion, as arrangers and borrowers became more aggressive in underwriting. At the same time, however, demand declined dramatically, as subprime mortgage market woes impacted risk premiums for structured credit products, including CLOs. As a result, yield spreads widened significantly in the new-issue market, which also put pressure on the secondary market, causing loan prices to fall substantially. In fact, the loan market suffered its worst month ever in July, and

3. Source: Credit Suisse (CS). The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.


4 | Semiannual Report
returned -3.3%, as measured by the CS Leveraged Loan Index. 4 The sell-off in July was largely viewed as technical in nature, as underlying corporate fundamentals remained strong and companies in the loan universe generally had adequate liquidity on their balance sheets. Finally, default rates remained below historical lows throughout the reporting period. With this recent technical sell-off, we continued to find attractive investment opportunities and further increased the Fund's exposure to loans, which at period-end remained the Fund's largest sector weighting.

During the six-month period, MBS and asset-backed securities (ABS) generally outperformed the high yield corporate and bank loan sectors. While tightening credit conditions caused credit spreads to widen in the high yield and bank loan markets, MBS issues from the country's three largest mortgage lenders -- GNMA, FNMA and FHLMC -- benefited somewhat from the recent flight to quality, owing largely to the perceived safety of their government backing or sponsorship. At the same time, securities from privately issued companies, as well as ABS, generally generated lower returns. In this environment, we found opportunities in higher-coupon MBS as they became less susceptible to early prepayments. We also found an opportunity to invest in those sectors that experienced yield spread widening and were hampered by low liquidity. We found what we believed were attractive opportunities in securitized loan sectors with strong credit fundamentals, specifically those related to commercial real estate. At period-end, these investments were rated AAA and sat at the senior-most portion of the capital structure. The Fund had minimal exposure to subprime mortgage loans at period-end. It is important to note that the sub-prime bonds held by the Fund were all issued before 2005, when lending standards were higher than in 2006 and the first nine months of 2007. At period-end, the Fund had not experienced defaults on any of its subprime investments.

4. Source: CS. The CS Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market.


                                                           Semiannual Report | 5

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]   /s/ Christopher J. Molumphy, CFA

                  Christopher J. Molumphy, CFA

[PHOTO OMITTED]   /s/ Eric G. Takaha, CFA

                  Eric G. Takaha, CFA

[PHOTO OMITTED]   /s/ Glenn I. Voyles, CFA

                  Glenn I. Voyles, CFA

[PHOTO OMITTED]   /s/ Richard S. Hsu, CFA

                  Richard S. Hsu, CFA

[PHOTO OMITTED]   /s/ Roger A. Bayston, CFA

                  Roger A. Bayston, CFA

Portfolio Management Team
Franklin Templeton Limited Duration Income Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 9/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
SYMBOL:FTF                                                Change    9/30/07        3/31/07
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                     -$0.45     $13.79         $14.24
-------------------------------------------------------------------------------------------------
Market Price (AMEX)                                       -$1.87     $12.40         $14.27
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
-------------------------------------------------------------------------------------------------
Dividend Income                      $0.5040
-------------------------------------------------------------------------------------------------

PERFORMANCE 1

-------------------------------------------------------------------------------------------------
                                                                              COMMENCEMENT OF
                                     6-MONTH              1-YEAR    3-YEAR   OPERATIONS (8/27/03)
-------------------------------------------------------------------------------------------------
   Cumulative Total Return 2
-------------------------------------------------------------------------------------------------
     Based on change in NAV 3          +0.41%              +5.42%   +18.31%        +30.69%
-------------------------------------------------------------------------------------------------
     Based on change in market         -9.62%              +1.16%    +8.19%        +13.79%
       price 4
-------------------------------------------------------------------------------------------------
   Average Annual Total Return 2
-------------------------------------------------------------------------------------------------
     Based on change in NAV 3          +0.41%              +5.42%    +5.76%         +6.76%
-------------------------------------------------------------------------------------------------
     Based on change in market         -9.62%              +1.16%    +2.66%         +3.21%
       price 4
-------------------------------------------------------------------------------------------------
       Distribution Rate 5                       8.13%
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.

1. Figures are for common shares. As of 9/30/07, the Trust had leverage in the amount of 33.98% of the Trust's total assets. The Trust employs leverage through the issuance of Auction Preferred Shares. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Trust's leverage may be offset by increased/decreased income from the Trust's floating rate investments.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Assumes reinvestment of distributions at net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment plan.

5. Distribution rate is based on an annualization of the Fund's 8.4 cent per share September dividend and the AMEX closing price of $12.40 on 9/30/07.


                                                           Semiannual Report | 7

Annual Shareholders' Meeting

SEPTEMBER 26, 2007

At an annual Meeting of Shareholders of Franklin Templeton Limited Duration Income Trust (Fund) held on September 26, 2007, shareholders approved the following:

Regarding the proposal to elect Trustees:

-------------------------------------------------------------------------------------------------
                        COMMON          % OF                                   % OF
                        SHARES       OUTSTANDING    % OF      WITHHELD OR   OUTSTANDING    % OF
TRUSTEES                  FOR          SHARES       VOTED       ABSTAIN        SHARES      VOTED
-------------------------------------------------------------------------------------------------
Harris J. Ashton    23,912,942.927      89.31%      98.64%    330,774.000       1.24%      1.36%
-------------------------------------------------------------------------------------------------
Sam Ginn            23,920,371.927      89.34%      98.67%    323,345.000       1.21%      1.33%
-------------------------------------------------------------------------------------------------
Edith E. Holiday    23,923,413.927      89.35%      98.68%    320,303.000       1.20%      1.32%
-------------------------------------------------------------------------------------------------
Larry D. Thompson   23,936,935.927      89.40%      98.73%    306,781.000       1.15%      1.27%
-------------------------------------------------------------------------------------------------
John B. Wilson      23,940,198.927      89.42%      98.75%    303,518.000       1.13%      1.25%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                      PREFERRED         % OF                                   % OF
                        SHARES       OUTSTANDING    % OF      WITHHELD OR   OUTSTANDING    % OF
TRUSTEES                 FOR            SHARES      VOTED       ABSTAIN        SHARES      VOTED
-------------------------------------------------------------------------------------------------
Harris J. Ashton      6,877.000         90.49%      99.77%      16.000          0.21%      0.23%
-------------------------------------------------------------------------------------------------
Sam Ginn              6,878.000         90.50%      99.78%      15.000          0.20%      0.22%
-------------------------------------------------------------------------------------------------
Edith E. Holiday      6,870.000         90.39%      99.67%      23.000          0.30%      0.33%
-------------------------------------------------------------------------------------------------
Larry D. Thompson     6,868.000         90.37%      99.64%      25.000          0.33%      0.36%
-------------------------------------------------------------------------------------------------
John B. Wilson        6,871.000         90.41%      99.68%      22.000          0.29%      0.32%
-------------------------------------------------------------------------------------------------


8 | Semiannual Report

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. PFPC, Inc. (Agent), P.O. Box 43027, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed it purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, may be on such terms as to price, delivery and otherwise as the Agent shall determine.


                                                           Semiannual Report | 9

The market price of shares on a particular date shall be the last sales price on the American Stock Exchange, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition


10 | Semiannual Report
date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at 1-800/331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.


                                                          Semiannual Report | 11

Franklin Templeton
Limited Duration Income Trust

FINANCIAL HIGHLIGHTS

                                                             ----------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                             SEPTEMBER 30, 2007                YEAR ENDED MARCH 31,
                                                                 (UNAUDITED)        2007        2006         2005        2004 g
                                                             ----------------------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE
(for a common share outstanding throughout the period)
Net asset value, beginning of period .....................      $     14.24       $  14.14    $  14.41     $  14.75     $  14.33
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...............................             0.65           1.32        1.18         1.10         0.53
   Net realized and unrealized gains (losses) ............            (0.41)          0.16       (0.10)       (0.12)        0.63
   Dividends to preferred shareholders from net investment
      income .............................................            (0.19)         (0.35)      (0.26)       (0.13)       (0.03)
                                                             ----------------------------------------------------------------------
Total from investment operations .........................             0.05           1.13        0.82         0.85         1.13
                                                             ----------------------------------------------------------------------
Less distributions to common shareholders from net
   investment income .....................................            (0.50)         (1.03)      (1.09)       (1.19)       (0.59)
                                                             ----------------------------------------------------------------------
Offering costs charged to capital:
   Common shares .........................................               --             --          --           --        (0.03)
   Preferred shares ......................................               --             --          --           --        (0.09)
                                                             ----------------------------------------------------------------------
Total offering costs .....................................               --             --          --           --        (0.12)
                                                             ----------------------------------------------------------------------
Net asset value, end of period ...........................      $     13.79       $  14.24    $  14.14     $  14.41     $  14.75
                                                             ======================================================================
Market value, end of period c ............................      $     12.40       $  14.27    $  12.87     $  13.89     $  14.87
                                                             ======================================================================

Total return (based on market value per share) d .........            (9.62)%        19.66%       0.60%        1.38%        3.16%

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES e
Expenses .................................................             1.27%          1.27%       1.26%        1.21%        1.11%
Expenses net of expense reduction ........................             1.27% f        1.26%       1.26% f      1.21% f      1.11% f
Net investment income ....................................             9.27%          9.32%       8.24%        7.50%        6.12%

SUPPLEMENTAL DATA
Net assets applicable to common shares, end of period
   (000's) ...............................................      $   369,106       $380,813    $378,080     $385,344     $393,125
Portfolio turnover rate ..................................            28.71%         52.17%      46.55%       55.02%       45.08%
Asset coverage per preferred share .......................      $    73,567       $ 75,107    $ 74,747     $ 75,703     $ 76,727
Liquidation preference per preferred share ...............      $    25,000       $ 25,000    $ 25,000     $ 25,000     $ 25,000

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily common shares outstanding.

c Based on the last sale on the American Stock Exchange.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period August 27, 2003 (commencement of operations) to March 31, 2004.


12 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a       VALUE
--------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 148.5%
    CORPORATE BONDS 46.4%
    COMMERCIAL SERVICES 2.7%
  b ARAMARK Corp., senior note, FRN, 8.856%, 2/01/15 .....................    United States        1,800,000       $   1,827,000
    Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ................    United States        4,000,000           4,275,000
    JohnsonDiversey Holdings Inc., senior disc. note, 10.67%,
      5/15/13 ............................................................    United States        2,000,000           2,030,000
    Rental Service Corp., 9.50%, 12/01/14 ................................    United States        2,000,000           1,920,000
                                                                                                                   -------------
                                                                                                                      10,052,000
                                                                                                                   -------------
    COMMUNICATIONS 4.2%
  c Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ...............       Jamaica           2,000,000           1,885,000
    Dobson Cellular Systems Inc., senior secured note, 9.875%,
      11/01/12 ...........................................................    United States        1,400,000           1,519,000
    Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%,
      1/15/13 ............................................................       Bermuda           3,000,000           3,060,000
  c MetroPCS Wireless Inc., senior note, 144A, 9.25%, 11/01/14 ...........    United States        1,500,000           1,537,500
    Millicom International Cellular SA, senior note, 10.00%,
      12/01/13 ...........................................................     Luxembourg          2,000,000           2,135,000
    Qwest Communications International Inc., senior note, B, 7.50%,
      2/15/14 ............................................................    United States        2,000,000           2,035,000
  c Wind Acquisition Finance SA, senior note, 144A, 10.75%,
      12/01/15 ...........................................................        Italy            3,000,000           3,337,500
                                                                                                                   -------------
                                                                                                                      15,509,000
                                                                                                                   -------------
    CONSUMER DURABLES 3.8%
    Beazer Homes USA Inc., senior note, 8.375%, 4/15/12 ..................    United States        2,000,000           1,580,000
    Ford Motor Credit Co. LLC,
      b FRN, 9.81%, 4/15/12 ..............................................    United States        1,000,000           1,035,933
        senior note, 5.80%, 1/12/09 ......................................    United States        4,000,000           3,864,612
        senior note, 9.875%, 8/10/11 .....................................    United States          500,000             506,834
    Jarden Corp., senior sub. note, 7.50%, 5/01/17 .......................    United States        2,000,000           1,945,000
    Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .................    United States        1,400,000           1,431,500
    KB Home, senior note, 6.375%, 8/15/11 ................................    United States        4,000,000           3,700,000
                                                                                                                   -------------
                                                                                                                      14,063,879
                                                                                                                   -------------
    CONSUMER NON-DURABLES 1.4%
    Reynolds American Inc., senior secured note, 7.25%, 6/01/13 ..........    United States        2,000,000           2,121,416
    Smithfield Foods Inc., senior note, 8.00%, 10/15/09 ..................    United States        3,000,000           3,112,500
                                                                                                                   -------------
                                                                                                                       5,233,916
                                                                                                                   -------------
    CONSUMER SERVICES 8.1%
    CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 .................       Canada            3,000,000           2,955,000
    CCH II LLC, senior note, 10.25%, 9/15/10 .............................    United States        4,000,000           4,110,000
    Clear Channel Communications Inc., senior note, 7.65%,
      9/15/10 ............................................................    United States        2,000,000           1,983,178
    CSC Holdings Inc., senior note, 8.125%, 7/15/09 ......................    United States        1,000,000           1,020,000
    DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ...................    United States        2,000,000           2,087,500
    Liberty Media Corp., senior note, 7.875%, 7/15/09 ....................    United States        2,000,000           2,068,370


                                                          Semiannual Report | 13

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a       VALUE
--------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    CONSUMER SERVICES (CONTINUED)
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ...............    United States        1,000,000       $     977,500
    MGM MIRAGE, senior note, 6.75%, 4/01/13 ..............................    United States        3,000,000           2,947,500
  c Outback Steakhouse Inc., senior note, 144A, 10.00%, 6/15/15 ..........    United States        1,500,000           1,335,000
    Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 .......    United States        2,000,000           2,070,000
    Quebecor Media Inc.,
    c,d 144A, 7.75%, 3/15/16 .............................................       Canada              500,000             479,375
        senior note, 7.75%, 3/15/16 ......................................       Canada            2,000,000           1,917,500
    Radio One Inc., senior sub. note, B, 8.875%, 7/01/11 .................    United States        2,000,000           1,985,000
  c Rainbow National Services LLC, senior sub. deb., 144A, 10.375%,
      9/01/14 ............................................................    United States          665,000             733,162
    Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 ............    United States        3,000,000           3,138,366
                                                                                                                   -------------
                                                                                                                      29,807,451
                                                                                                                   -------------
    ELECTRONIC TECHNOLOGY 2.3%
  b Freescale Semiconductor Inc., senior note, FRN, 9.569%,
      12/15/14 ...........................................................    United States        3,000,000           2,842,500
    NXP BV/NXP Funding LLC, senior secured note, 7.875%,
      10/15/14 ...........................................................     Netherlands         1,000,000             966,250
    Sanmina-SCI Corp.,
    b,c senior note, 144A, FRN, 8.444%, 6/15/14 ..........................    United States        1,300,000           1,248,000
        senior sub. note, 6.75%, 3/01/13 .................................    United States        1,700,000           1,470,500
    TransDigm Inc., senior sub. note, 7.75%, 7/15/14 .....................    United States        2,000,000           2,030,000
                                                                                                                   -------------
                                                                                                                       8,557,250
                                                                                                                   -------------
    ENERGY MINERALS 2.3%
    Chesapeake Energy Corp., senior note, 7.50%, 6/15/14 .................    United States        4,000,000           4,120,000
    Mariner Energy Inc., senior note, 7.50%, 4/15/13 .....................    United States        2,000,000           1,950,000
  c Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ............     Switzerland         2,500,000           2,418,750
                                                                                                                   -------------
                                                                                                                       8,488,750
                                                                                                                   -------------
    FINANCE 3.6%
    Cit Group Co of Canada, 4.65%, 7/01/10 ...............................       Canada            1,100,000           1,057,580
    E*TRADE Financial Corp., senior note, 8.00%, 6/15/11 .................    United States        1,400,000           1,400,000
    GMAC LLC,
      7.25%, 3/02/11 .....................................................    United States        2,000,000           1,940,264
      6.875%, 8/28/12 ....................................................    United States        3,000,000           2,816,802
  d ICICI Bank Ltd., 6.625%,10/03/12 .....................................        India            1,000,000           1,004,490
    Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14 ...........    United States        3,000,000           3,016,104
    United Rentals North America Inc., senior sub. note, 7.75%,
      11/15/13 ...........................................................    United States        2,000,000           2,070,000
                                                                                                                   -------------
                                                                                                                      13,305,240
                                                                                                                   -------------
    HEALTH SERVICES 5.3%
    Coventry Health Care Inc., senior note, 5.875%, 1/15/12 ..............    United States        3,000,000           3,018,837
    DaVita Inc.,
      senior note, 6.625%, 3/15/13 .......................................    United States          900,000             897,750
      senior sub. note, 7.25%, 3/15/15 ...................................    United States        1,000,000           1,007,500


14 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a       VALUE
--------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    HEALTH SERVICES (CONTINUED)
  c FMC Finance III SA, senior note, 144A, 6.875%, 7/15/17 ...............       Germany           1,000,000       $   1,000,000
    Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 .............       Germany           2,000,000           2,010,000
  c HCA Inc., senior secured note, 144A, 9.125%, 11/15/14 ................    United States        3,000,000           3,172,500
    Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ................    United States        3,000,000           2,640,000
b,c U.S. Oncology Holdings Inc., senior note, 144A, FRN, 10.759%,
      3/15/12 ............................................................    United States        2,000,000           1,790,000
    United Surgical Partners International Inc., senior sub. note, PIK,
      9.25%, 5/01/17 .....................................................    United States        1,100,000           1,105,500
    Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
      10/01/14 ...........................................................    United States        3,000,000           2,925,000
                                                                                                                   -------------
                                                                                                                      19,567,087
                                                                                                                   -------------
    INDUSTRIAL SERVICES 1.7%
    Compagnie Generale de Geophysique-Veritas, senior note, 7.50%,
      5/15/15 ............................................................       France            2,000,000           2,070,000
    El Paso Corp., senior note, 6.875%, 6/15/14 ..........................    United States        2,000,000           2,028,482
    Williams Co. Inc., 8.125%, 3/15/12 ...................................    United States        2,000,000           2,165,000
                                                                                                                   -------------
                                                                                                                       6,263,482
                                                                                                                   -------------
    NON-ENERGY MINERALS 0.8%
  b Freeport-McMoRan Copper & Gold Inc., senior note, FRN, 8.564%,
      4/01/15 ............................................................    United States        3,000,000           3,123,750
                                                                                                                   -------------
    PROCESS INDUSTRIES 5.2%
    Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10 .........    United States        1,735,000           1,778,375
    Crown Americas Inc., senior note, 7.625%, 11/15/13 ...................    United States        3,000,000           3,093,750
    Huntsman International LLC, senior sub. note, 7.875%,
    11/15/14 .............................................................    United States        2,000,000           2,140,000
  c Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16 .......................   United Kingdom        3,000,000           2,887,500
    JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ....................       Ireland           3,000,000           2,940,000
    Lyondell Chemical Co., senior note, 8.00%, 9/15/14 ...................    United States        2,000,000           2,210,000
  c MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ...............    United States        2,000,000           1,940,000
    Nalco Co., senior sub. note, 8.875%, 11/15/13 ........................    United States        2,000,000           2,110,000
                                                                                                                   -------------
                                                                                                                      19,099,625
                                                                                                                   -------------
    PRODUCER MANUFACTURING 0.6%
    RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ..............    United States        2,000,000           2,080,000
                                                                                                                   -------------
    REAL ESTATE INVESTMENT TRUST 0.8%
    Host Marriott LP, senior note, K, 7.125%, 11/01/13 ...................    United States        3,000,000           3,037,500
                                                                                                                   -------------
    RETAIL TRADE 0.6%
  c Michaels Stores Inc., senior note, 144A, 10.00%, 11/01/14 ............    United States        2,000,000           2,060,000
                                                                                                                   -------------
    TECHNOLOGY SERVICES 1.1%
    SunGard Data Systems Inc., senior note, 9.125%, 8/15/13 ..............    United States        4,000,000           4,180,000
                                                                                                                   -------------


                                                          Semiannual Report | 15

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a       VALUE
--------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    UTILITIES 1.9%
    Aquila Inc., senior note, 9.95%, 2/01/11 .............................    United States        2,000,000       $   2,188,516
  c Dynegy Holdings Inc., senior note, 144A, 7.50%, 6/01/15 ..............    United States        2,000,000           1,940,000
    NRG Energy Inc., senior note, 7.25%, 2/01/14 .........................    United States        2,800,000           2,814,000
                                                                                                                   -------------
                                                                                                                       6,942,516
                                                                                                                   -------------
    TOTAL CORPORATE BONDS (COST $171,512,980) ............................                                           171,371,446
                                                                                                                   -------------
    MORTGAGE-BACKED SECURITIES 33.9%
  b FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.3%
    FHLMC, 5.235%, 5/01/34 ...............................................    United States        1,262,714           1,272,729
                                                                                                                   -------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 11.7%
    FHLMC Gold 15 Year, 4.50%, 6/01/18 - 9/01/18 .........................    United States        2,791,135           2,696,134
    FHLMC Gold 15 Year, 5.00%, 9/01/18 ...................................    United States        3,887,948           3,822,465
    FHLMC Gold 15 Year, 5.00%, 11/01/18 ..................................    United States        2,063,812           2,029,052
    FHLMC Gold 15 Year, 5.50%, 7/01/19 ...................................    United States          283,115             282,632
    FHLMC Gold 15 Year, 6.00%, 5/01/22 ...................................    United States        1,450,015           1,468,566
    FHLMC Gold 30 Year, 5.50%, 8/01/33 ...................................    United States        4,878,394           4,791,327
    FHLMC Gold 30 Year, 5.50%, 12/01/34 - 2/01/37 ........................    United States        4,608,899           4,518,743
    FHLMC Gold 30 Year, 6.00%, 7/01/28 - 10/01/36 ........................    United States       11,130,942          11,172,365
    FHLMC Gold 30 Year, 6.00%, 7/01/36 ...................................    United States        5,639,399           5,647,999
    FHLMC Gold 30 Year, 6.50%, 1/01/35 ...................................    United States        2,996,971           3,060,624
    FHLMC Gold 30 Year, 7.00%, 9/01/27 ...................................    United States          977,389           1,016,639
    FHLMC Gold 30 Year, 8.00%, 1/01/31 ...................................    United States          156,918             166,325
    FHLMC Gold 30 Year, 8.50%, 7/01/31 ...................................    United States        2,200,950           2,364,736
                                                                                                                   -------------
                                                                                                                      43,037,607
                                                                                                                   -------------
  b FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.6%
    FNMA, 4.598%, 7/01/34 ................................................    United States        2,235,901           2,221,520
    FNMA, 5.99%, 6/01/32 .................................................    United States          106,717             108,325
                                                                                                                   -------------
                                                                                                                       2,329,845
                                                                                                                   -------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 18.7%
    FNMA 15 Year, 5.00%, 10/01/17 ........................................    United States        1,575,227           1,550,090
    FNMA 15 Year, 5.50%, 10/01/17 - 1/01/21 ..............................    United States        9,211,137           9,200,409
    FNMA 15 Year, 6.00%, 8/01/21 .........................................    United States        5,692,095           5,769,280
    FNMA 15 Year, 6.00%, 9/01/21 .........................................    United States        4,805,676           4,870,842
    FNMA 15 Year, 6.50%, 7/01/20 .........................................    United States          783,143             792,537
    FNMA 30 Year, 5.00%, 3/01/37 .........................................    United States        2,976,711           2,839,869
    FNMA 30 Year, 5.50%, 8/01/33 - 1/01/36 ...............................    United States        9,274,168           9,101,363
    FNMA 30 Year, 5.50%, 9/01/33 .........................................    United States        4,145,654           4,072,861
    FNMA 30 Year, 6.00%, 4/01/33 - 1/01/36 ...............................    United States       11,044,045          11,084,806
    FNMA 30 Year, 6.50%, 8/01/32 - 6/01/36 ...............................    United States        8,922,410           9,096,418
    FNMA 30 Year, 6.50%, 6/01/36 .........................................    United States        8,989,148           9,155,506
    FNMA 30 Year, 7.00%, 9/01/18 .........................................    United States          358,047             373,788
    FNMA 30 Year, 8.00%, 10/01/29 ........................................    United States          297,423             314,452
    FNMA 30 Year, 8.50%, 8/01/26 .........................................    United States          597,220             641,180
                                                                                                                   -------------
                                                                                                                      68,863,401
                                                                                                                   -------------


16 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                     COUNTRY         AMOUNT a             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 2.6%
    GNMA I SF 30 Year, 5.50%, 4/15/33 - 12/15/34 ...............................  United States       2,593,165       $   2,560,586
    GNMA I SF 30 Year, 5.50%, 12/15/34 .........................................  United States       3,904,675           3,854,957
    GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33 ...............................  United States       2,346,602           2,404,767
    GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29 ...............................  United States         245,769             256,949
    GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32 ...............................  United States         481,767             510,739
                                                                                                                      -------------
                                                                                                                          9,587,998
                                                                                                                      -------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $126,547,809) .......................                                        125,091,580
                                                                                                                      -------------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
       SECURITIES 4.6%
    COMMERCIAL SERVICES 1.3%
    Banc of America Commercial Mortgage Inc., 2005-3, A2, 4.501%,
       7/10/43 .................................................................  United States       5,000,000           4,932,699
                                                                                                                      -------------
    FINANCE 3.3%
  b Argent Securities Inc., 2003-W5, M4, FRN, 6.663%, 10/25/33 .................  United States       1,545,635           1,329,083
  b Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2,
       2A2, FRN, 5.381%, 2/25/35 ...............................................  United States       1,922,951           1,882,897
  b Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, A3,
       FRN, 5.40%, 7/15/44 .....................................................  United States       3,000,000           2,995,553
  b GSAMP Trust, 2003-AHL, B1, FRN, 9.131%, 10/25/33 ...........................  United States       1,419,177           1,429,504
  b Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN,
       7.881%, 7/25/34 .........................................................  United States         330,831              55,251
  b Morgan Stanley ABS Capital,
         2003-HE3, B1, FRN, 8.431%, 10/25/33 ...................................  United States         948,755             681,146
         2003-NC10, B1, FRN, 8.431%, 10/25/33 ..................................  United States         614,545             447,264
  b Morgan Stanley Dean Witter Capital I, 2003-NC3, B1, FRN, 9.252%,
       3/25/33 .................................................................  United States         696,328             555,338
  b New Century Home Equity Loan Trust, 2003-2, M3, FRN, 10.169%,
       1/25/33 .................................................................  United States       1,317,914             775,301
  b Option One Mortgage Loan Trust, 2003-6, M5, FRN, 8.431%,
       11/25/33 ................................................................  United States       1,135,679             818,787
  b Specialty Underwriting & Residential Finance, 2003-BC4, B2, FRN,
       7.631%, 11/25/34 ........................................................  United States         465,742             393,903
  b Structured Asset Investment Loan Trust,
         2003-BC2, M3, FRN, 8.381%, 4/25/33 ....................................  United States          13,987               6,205
         2003-BC13, M4, FRN, 7.881%, 11/25/33 ..................................  United States         739,245             699,510
                                                                                                                      -------------
                                                                                                                         12,069,742
                                                                                                                      -------------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
       SECURITIES (COST $18,973,442) ...........................................                                         17,002,441
                                                                                                                      -------------
b,e SENIOR FLOATING RATE INTERESTS 59.1%
    COMMERCIAL SERVICES 8.8%
    Acxiom Corp., Term Loan B, 7.503%, 9/14/12 .................................  United States       1,091,000           1,060,441
    Affiliated Computer Services Inc.,
         Additional Term Loan, 7.565% - 7.819%, 3/20/13 ........................  United States       1,782,000           1,763,253
         Term Loan B, 7.129%, 3/20/13 ..........................................  United States         492,500             487,319


                                                          Semiannual Report | 17

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                     COUNTRY         AMOUNT a             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,e SENIOR FLOATING RATE INTERESTS (CONTINUED)
    COMMERCIAL SERVICES (CONTINUED)
    ARAMARK Corp.,
         Synthetic L/C, 5.20%, 1/26/14 .........................................  United States         244,796       $     240,502
         Term Loan B, 7.198%, 1/26/14 ..........................................  United States       3,479,505           3,418,475
    Cenveo Corp.,
         Delayed Draw Term Loan, 6.988%, 6/21/13 ...............................  United States          53,263              51,414
         Term Loan C, 6.988%, 6/21/13 ..........................................  United States       1,598,476           1,539,381
    Corporate Express NV, Term Loan D-1 Add-On, 7.592% - 7.646%,
       12/23/10 ................................................................  United States       2,481,250           2,444,801
    Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien Term
       Loan, 7.198%, 10/26/12 ..................................................  United States       3,615,574           3,499,008
    Dex Media West LLC, Term Loan B2, 6.63% - 7.22%, 3/09/10 ...................  United States       2,081,124           2,062,352
    Emdeon Business Services LLC, First Lien Term Loan, 7.448% - 7.45%,
       11/16/13 ................................................................  United States       2,681,614           2,638,145
  d First Data Corp., Term Loan B-2, 9.50%, 10/01/14 ...........................  United States       2,700,000           2,598,345
  d Idearc Inc., Term Loan B, 7.36%, 11/17/14 ..................................  United States       4,076,750           4,019,064
  d Nielsen Finance LLC (VNU Inc.), Term Loan B, 7.36%, 8/09/13 ................  United States       4,070,004           3,962,597
    R.H. Donnelley Inc., Term Loan D-2, 6.63% - 7.22%, 6/30/11 .................  United States       1,892,714           1,868,165
    Workflow Management Inc., Term Loan B, 9.856%, 11/30/11 ....................  United States         972,662             937,889
                                                                                                                      -------------
                                                                                                                         32,591,151
                                                                                                                      -------------
    COMMUNICATIONS 2.4%
    Alaska Communications Systems Holdings Inc.,
         2005 Incremental Loan, 6.948%, 2/01/12 ................................  United States         100,000              98,180
         Term Loan, 6.948%, 2/01/12 ............................................  United States       4,000,000           3,927,200
    West Corp., Term Loan B-2, 7.504% - 7.88%, 10/24/13 ........................  United States       1,881,036           1,825,714
    Windstream Corp., Tranche B-1, 6.86%, 7/17/13 ..............................  United States       2,850,569           2,845,296
                                                                                                                      -------------
                                                                                                                          8,696,390
                                                                                                                      -------------
    CONSUMER DURABLES 1.4%
    Jarden Corp., Term Loan B2, 6.95%, 1/24/12 .................................  United States       2,934,781           2,848,998
    Stile Acquisition Corp. (Masonite), Canadian Term Loan, 7.36%,
       4/05/13 .................................................................      Canada          1,245,488           1,165,951
    Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan, 7.36%,
       4/05/13 .................................................................  United States       1,247,610           1,167,937
                                                                                                                      -------------
                                                                                                                          5,182,886
                                                                                                                      -------------
    CONSUMER NON-DURABLES 2.9%
    Acco Brands Corp., Term Loan B, 7.11% - 7.338%, 8/17/12 ....................  United States         902,180             868,826
    Bumble Bee Foods LLC, Term Loan B, 7.106% - 7.11%,
       5/02/12 .................................................................  United States         500,000             480,515
    CBRL Group (Cracker Barrel),
         Term Loan B1, 6.86%, 4/27/13 ..........................................  United States         853,333             829,704
       f Term Loan B2 (Delayed Draw), 6.86%, 4/27/13 ...........................  United States          66,970              65,115
    Central Garden & Pet Co., Term Loan B, 6.63% - 7.31%,
       9/30/12 .................................................................  United States         269,923             259,334


18 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                     COUNTRY         AMOUNT a             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,e SENIOR FLOATING RATE INTERESTS (CONTINUED)
    CONSUMER NON-DURABLES (CONTINUED)
    Constellation Brands Inc., Term Loan B, 6.688% - 7.188%,
       6/05/13 .................................................................  United States       1,280,000       $   1,263,437
    Dean Foods Co., Term Loan B, 6.70%, 4/02/14 ................................  United States       3,785,239           3,723,351
    Del Monte Foods Co., Term Loan B, 6.649%, 2/08/12 ..........................  United States       1,320,713           1,311,415
    Michael Foods Inc., Term Loan B1, 7.361%, 11/21/10 .........................  United States       1,764,740           1,744,251
                                                                                                                      -------------
                                                                                                                         10,545,948
                                                                                                                      -------------
    CONSUMER SERVICES 17.5%
    Arby's Restaurant Holdings LLC, Term Loan B, 7.379% - 7.61%,
       7/25/12 .................................................................  United States       1,571,048           1,538,779
    Charter Communications Operating LLC,
         New First Lien Term Loan, 7.13%, 3/06/14 ..............................  United States       1,000,000             970,050
         Refinance First Lien Term Loan, 7.36%, 3/06/14 ........................  United States       1,362,560           1,321,751
    Cinram International, Term Loan B, 7.36%, 5/05/11 ..........................     Canada           1,683,055           1,625,040
    Citadel Broadcasting Corp., Term Loan B, 6.755% - 6.825%,
       6/12/14 .................................................................  United States       4,000,000           3,855,560
    CSC Holdings Inc. (Cablevision), Incremental Term Loan, 7.569%,
       3/29/13 .................................................................  United States         790,000             780,204
  d Education Management LLC, Term Loan C, 7.125%, 6/01/13 .....................  United States       2,920,826           2,837,554
    Entravision Communications Corp., Term Loan B, 6.86%,
       3/29/13 .................................................................  United States       1,978,466           1,942,596
    Gatehouse Media Operating Inc.,
         Delayed Draw Term Loan, 7.36% - 7.51%, 8/28/14 ........................  United States         177,507             162,305
         Term Loan, 7.51%, 8/28/14 .............................................  United States         475,719             434,978
    Gray Television Inc., Term Loan B, 6.86%, 12/31/14 .........................  United States         800,000             772,080
    Insight Midwest Holdings, Term Loan B, 7.11%, 4/02/14 ......................  United States       3,200,000           3,163,328
    Intelsat Corp. (Panamsat), Term Loan B2, 7.36%, 1/03/14 ....................  United States       3,910,450           3,840,297
    Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 7.36%,
       6/30/13 .................................................................  United States       1,885,190           1,849,014
  d Laureate Education Inc.,
         Delayed Draw Term Loan, 7.773%, 9/25/14 ...............................  United States         348,387             340,043
         Term Loan B, 7.773%, 9/25/2014 ........................................  United States       2,351,613           2,295,292
    MCC Iowa,
         Term Loan D-1, 6.88%, 1/31/15 .........................................  United States       2,516,271           2,447,501
         Term Loan D-2 (Delayed Draw), 6.88%, 1/31/15 ..........................  United States          58,558              56,957
    MediaNews Group Inc., Term Loan B, 6.879%, 12/30/10 ........................  United States       2,243,362           2,173,145
    Mission Broadcasting Inc., Term Loan B, 6.948%, 10/01/12 ...................  United States       1,668,623           1,612,206
    Nexstar Broadcasting Inc., Term Loan B, 6.948%, 10/01/12 ...................  United States       1,580,265           1,526,836
  d OSI Restaurant Partners LLC (Outback),
         Pre-Funded Revolving Credit, 5.523%, 6/14/13 ..........................  United States         296,204             284,432
         Term Loan B, 7.438%, 6/14/14 ..........................................  United States       3,872,889           3,721,110
    Penn National Gaming Inc., Term Loan B, 6.95% - 7.11%,
       10/03/12 ................................................................  United States       4,260,183           4,248,255
    Regal Cinemas Corp., Term Loan, 6.70%, 10/27/13 ............................  United States       3,827,484           3,719,090
    Tribune Co., Term Loan B, 8.36%, 5/16/14 ...................................  United States       4,000,000           3,648,800


                                                          Semiannual Report | 19

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                     COUNTRY         AMOUNT a             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,e SENIOR FLOATING RATE INTERESTS (CONTINUED)
    CONSUMER SERVICES (CONTINUED)
  d Univision Communications Inc., Term Loan B, 7.61%, 9/29/14 .................  United States       2,630,872       $   2,512,878
    UPC Financing Partnership, Term Loan N-1, 7.13%, 12/31/14 ..................   Netherlands        4,000,000           3,824,640
    VML U.S. Finance LLC (Venetian Macau),
       d Delay Draw, 7.45%, 5/25/12 ............................................      Macau           1,319,221           1,296,663
         New Project Term Loans, 7.45%, 5/25/13 ................................      Macau             700,000             684,278
       d Term Loan B, 7.45%, 5/24/13 ...........................................      Macau           1,828,927           1,790,483
    WMG Acquisition Corp. (Warner Music), Term Loan B,
       7.36% - 7.541%, 2/28/11 .................................................  United States       3,323,602           3,232,701
                                                                                                                      -------------
                                                                                                                         64,508,846
                                                                                                                      -------------
    ELECTRONIC TECHNOLOGY 1.2%
    Marvell Technology Group Ltd., Term Loan, 7.698%, 11/09/09 .................     Bermuda          3,166,000           3,119,207
    Spirit Aerosystems Inc. (Onex Wind Finance LP), Term Loan B,
       7.11%, 12/31/11 .........................................................  United States       1,276,301           1,258,050
                                                                                                                      -------------
                                                                                                                          4,377,257
                                                                                                                      -------------
    ENERGY MINERALS 0.6%
    Citgo Petroleum Corp., Term Loan B, 6.446%, 11/15/12 .......................  United States         924,766             918,700
    Western Refining Inc., Term Loan B, 6.879%, 5/30/14 ........................  United States       1,207,143           1,164,844
                                                                                                                      -------------
                                                                                                                          2,083,544
                                                                                                                      -------------
    FINANCE 1.3%
    Conseco Inc., Term Loan, 7.129%, 10/10/13 ..................................  United States       2,191,476           2,096,234
    Hertz Corp.,
         Credit Link, 5.238%, 12/21/12 .........................................  United States         155,556             152,855
         Term Loan B, 7.55% - 7.56%, 12/21/12 ..................................  United States         866,761             851,714
    TD Ameritrade Holding Corp., Term Loan B, 6.63%, 12/31/12 ..................  United States       1,611,114           1,584,611
                                                                                                                      -------------
                                                                                                                          4,685,414
                                                                                                                      -------------
    HEALTH SERVICES 5.0%
    Community Health Systems Inc., Term Loan, 7.755% - 7.76%,
       7/25/14 .................................................................  United States       2,532,947           2,494,573
    DaVita Inc., Term Loan B-1, 6.70% - 7.01%, 10/05/12 ........................  United States       2,717,434           2,649,063
    Fresenius Medical Care Holdings Inc., Term Loan B,
       6.573% - 6.973%, 3/31/13 ................................................  United States       4,004,464           3,935,468
    HCA Inc., Term Loan B-1, 7.448%, 11/18/13 ..................................  United States       4,121,917           4,023,238
    Health Management Associates Inc., Term Loan B,
       6.879% - 6.948%, 2/28/14 ................................................  United States       4,065,998           3,855,542
  d Vanguard Health Holding Co. II LLC, Replacement Term Loan,
       7.763%, 9/23/11 .........................................................  United States       1,600,000           1,559,472
                                                                                                                      -------------
                                                                                                                         18,517,356
                                                                                                                      -------------
    INDUSTRIAL SERVICES 0.7%
    Allied Waste North America Inc.,
         Credit Link, 5.43%, 3/28/14 ...........................................  United States         975,814             965,851
         Term Loan B, 6.65% - 6.89%, 1/15/12 ...................................  United States       1,795,649           1,777,315
                                                                                                                      -------------
                                                                                                                          2,743,166
                                                                                                                      -------------


20 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                     COUNTRY         AMOUNT a             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,e SENIOR FLOATING RATE INTERESTS (CONTINUED)
    PROCESS INDUSTRIES 6.9%
    Borden Chemicals and Plastics LP, Term Loan C-2, 7.50%,
       5/03/13 .................................................................   Netherlands          706,858       $     694,248
  d Domtar Corp., Term Loan, 7.185%, 3/07/14 ...................................  United States       1,564,468           1,518,003
    Georgia-Pacific Corp.,
         Additional Term Loan, 6.948% - 7.474%, 12/20/12 .......................  United States       1,690,972           1,661,245
         Term Loan B, 6.948% - 7.474%, 12/20/12 ................................  United States       2,462,500           2,424,676
    Graham Packaging Co. LP, New Term Loan, 7.50% - 8.00%,
       10/07/11 ................................................................  United States       2,028,193           1,990,570
    Hexion Specialty Chemicals Inc., Term Loan C-1, 7.625%,
       5/03/13 .................................................................  United States       3,262,223           3,204,025
    Huntsman International, Term Loan B, 6.886%, 4/21/14 .......................  United States       2,887,039           2,865,184
    Ineos U.S. Finance LLC,
         Term Loan B2, 7.357% - 7.451%, 12/16/13 ...............................  United States         396,000             385,645
         Term Loan C2, 7.857% - 7.951%, 12/23/14 ...............................  United States         396,000             384,215
    Lyondell Chemical Co., Term Loan, 6.63% - 6.856%, 8/16/13 ..................  United States       2,673,000           2,651,616
    Nalco Co., Term Loan B, 6.95% - 7.57%, 11/04/10 ............................  United States       1,343,428           1,340,862
    NewPage Corp., Term Loan, 7.625%, 5/02/11 ..................................  United States       2,000,000           1,999,420
  d Oxbow Carbon LLC,
         Delayed Draw Term Loan, 7.76%, 5/08/14 ................................  United States         241,611             226,416
         Term Loan B, 7.76%, 5/08/14 ...........................................  United States       2,746,896           2,574,144
  d Verso Paper Holdings LLC, Term Loan B, 7.756%, 8/01/13 .....................  United States       1,416,667           1,369,959
                                                                                                                      -------------
                                                                                                                         25,290,228
                                                                                                                      -------------
    PRODUCER MANUFACTURING 5.7%
    Allison Transmission, Term Loan B, 8.48% - 8.57%, 8/07/14 ..................  United States       2,500,000           2,428,275
    Cooper Standard Automotive Inc., Term Loan D, 7.75%,
       12/23/11 ................................................................  United States         884,250             858,412
    Dresser Inc., Term Loan B, 7.629% - 8.01%, 5/04/14 .........................  United States       1,583,692           1,562,138
  d GPS CCMP Merger Corp. (Generac), Term Loan B, 9.25%,
       11/09/13 ................................................................  United States       3,215,333           2,926,532
    Nortek Inc., Term Loan, 7.61%, 8/27/11 .....................................  United States       1,447,426           1,416,886
    Oshkosh Truck Corp.,
         Term Loan A, 7.20%, 12/06/11 ..........................................  United States         950,000             939,407
         Term Loan B, 7.45%, 12/06/13 ..........................................  United States       2,885,500           2,854,510
  d RBS Global Inc. (Rexnord Corp.), Term Loan, 7.765%, 7/22/13 ................  United States       3,000,000           2,920,830
    Sensus Metering Systems Inc.,
         Term Loan B1, 7.36% - 7.495%, 12/17/10 ................................  United States       2,212,955           2,171,019
         Term Loan B2, 7.36% - 7.383%, 12/17/10 ................................    Luxembourg          208,108             204,164
    TriMas Co. LLC,
         Term Loan B, 7.61%, 8/02/13 ...........................................  United States       1,600,755           1,564,370
         Tranche B-1 L/C, 8.048%, 8/02/13 ......................................  United States         373,136             367,092
    TRW Automotive Inc., Tranche B-1 Term Loan, 6.875%, 2/09/14 ................  United States         922,339             895,518
                                                                                                                      -------------
                                                                                                                         21,109,153
                                                                                                                      -------------


                                                          Semiannual Report | 21

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                     COUNTRY         AMOUNT a             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,e SENIOR FLOATING RATE INTERESTS (CONTINUED)
    REAL ESTATE INVESTMENT TRUSTS 1.2%
  d Capital Automotive REIT, Term Loan B, 7.758%, 12/15/10 .....................  United States       2,163,496       $   2,118,258
    CB Richard Ellis Services Inc., Term Loan B, 6.996%, 12/20/13 ..............  United States       2,545,409           2,493,712
                                                                                                                      -------------
                                                                                                                          4,611,970
                                                                                                                      -------------
    RETAIL TRADE 0.4%
    Neiman Marcus Group Inc., Term Loan, 7.448%, 4/06/13 .......................  United States         987,342             973,509
    The William Carter Co., Term Loan B, 6.629% - 6.858%,
       7/14/12 .................................................................  United States         684,809             676,934
                                                                                                                      -------------
                                                                                                                          1,650,443
                                                                                                                      -------------
    TECHNOLOGY SERVICES 1.0%
    SunGard Data Systems Inc., New U.S. Term Loan, 7.356%,
       2/28/14 .................................................................  United States       3,843,341           3,768,473
                                                                                                                      -------------
    UTILITIES 2.1%
  d Dynegy Holdings Inc.,
         Term L/C Facility, 6.629%, 4/02/13 ....................................  United States       2,923,913           2,809,939
         Term Loan B, 7.76%, 4/02/13 ...........................................  United States          76,087              73,121
    Knight Inc. (Kinder Morgan), Term Loan B, 6.63% - 7.24%,
       5/30/14 .................................................................  United States       2,321,273           2,266,792
    NRG Energy Inc.,
         Credit Link, 6.85%, 2/01/13 ...........................................  United States         819,782             804,797
         Term Loan, 6.948%, 2/01/13 ............................................  United States       1,969,718           1,933,712
                                                                                                                      -------------
                                                                                                                          7,888,361
                                                                                                                      -------------
    TOTAL SENIOR FLOATING RATE INTERESTS (COST $222,337,333) ...................                                        218,250,586
                                                                                                                      -------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 4.5%
  b Government of Argentina, FRN, 5.475%, 8/03/12 ..............................    Argentina         3,950,000           2,211,547
    Government of Malaysia,
         8.60%, 12/01/07 .......................................................    Malaysia          8,000,000 MYR       2,366,986
         6.45%, 7/01/08 ........................................................    Malaysia          1,400,000 MYR         419,629
         7.00%, 3/15/09 ........................................................    Malaysia          1,500,000 MYR         461,996
    Government of Norway, 5.50%, 5/15/09 .......................................     Norway           2,330,000 NOK         436,546
    Government of Poland, 6.00%, 5/24/09 .......................................     Poland           5,645,000 PLN       2,159,309
    Government of Singapore, 5.625%, 7/01/08 ...................................    Singapore         2,150,000 SGD       1,484,971
    Government of Sweden,
         6.50%, 5/05/08 ........................................................     Sweden          15,600,000 SEK       2,457,755
         5.00%, 1/28/09 ........................................................     Sweden           2,800,000 SEK         440,353
       g Strip, 9/17/08 ........................................................     Sweden           1,500,000 SEK         224,523
    Korea Treasury Note, 4.75%, 3/12/08 ........................................   South Korea    3,600,000,000 KRW       3,924,678
                                                                                                                      -------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $15,791,272) ......................................................                                         16,588,293
                                                                                                                      -------------
    TOTAL LONG TERM INVESTMENTS (COST $555,162,836) ............................                                        548,304,346
                                                                                                                      -------------


22 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                     COUNTRY         AMOUNT a             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 5.8%
    FOREIGN GOVERNMENT SECURITIES 1.0%
  g Egypt Treasury Bill, 11/13/07 - 7/01/08 ....................................      Egypt           8,550,000 EGP   $   1,515,933
  g Government of Sweden, Strip, 6/18/08 .......................................      Sweden          4,050,000 SEK         612,133
  g Malaysia Treasury Bill, 6/06/08 ............................................     Malaysia           800,000 MYR         229,399
  g Norway Treasury Bill, 12/19/07 - 9/17/08 ...................................      Norway          7,350,000 NOK       1,347,247
                                                                                                                      -------------
    TOTAL FOREIGN GOVERNMENT SECURITIES (COST $3,419,427) ......................                                          3,704,712
                                                                                                                      -------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
       (COST $558,582,263) .....................................................                                        552,009,058
                                                                                                                      -------------

                                                                                                      ------
                                                                                                      SHARES
                                                                                                      ------

    MONEY MARKET FUND (COST $17,641,592) 4.8%
  h Franklin Institutional Fiduciary Trust Money Market Portfolio,
       4.95% ...................................................................  United States      17,641,592          17,641,592
                                                                                                                      -------------
    TOTAL SHORT TERM INVESTMENTS (COST $21,061,019) ............................                                         21,346,304
                                                                                                                      -------------
    TOTAL INVESTMENTS (COST $576,223,855) 154.3% ...............................                                        569,650,650
    PREFERRED SHARES (51.5)% ...................................................                                       (190,000,000)
    OTHER ASSETS, LESS LIABILITIES (2.8)% ......................................                                        (10,544,751)
                                                                                                                      -------------
    NET ASSETS APPLICABLE TO COMMON SHARES 100.0% ..............................                                      $ 369,105,899
                                                                                                                      =============

CURRENCY ABBREVIATIONS

EGP    -  Egyptian Pounds
KRW    -  South Korean Won
MYR    -  Malaysian Ringgit
NOK    -  Norwegian Krone
PLN    -  Polish Zloty
SEK    -  Swedish Krona
SGD    -  Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC  -  Federal Home Loan Mortgage Corp.
FNMA   -  Federal National Mortgage Association
FRN    -  Floating Rate Note
GNMA   -  Government National Mortgage Association
L/C    -  Letter of Credit
PIK    -  Payment-In-Kind
REIT   -  Real Estate Investment Trust
SF     -  Single Family

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b The coupon rate shown represents the rate at period end.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2007, the aggregate value of these securities was $27,764,287, representing 7.52% of net assets.

d See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.

e See Note 1(f) regarding senior floating rate interests.

f See Note 10 regarding unfunded loan commitments.

g The security is traded on a discount basis with no stated coupon rate.

h See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007 (unaudited)

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ...............................................   $  558,582,263
     Cost - Sweep Money Fund (Note 8) ..........................................       17,641,592
                                                                                   --------------
     Total cost of investments .................................................   $  576,223,855
                                                                                   ==============
     Value - Unaffiliated issuers ..............................................   $  552,009,058
     Value - Sweep Money Fund (Note 8) .........................................       17,641,592
                                                                                   --------------
     Total value of investments ................................................      569,650,650
   Cash ........................................................................        6,454,264
   Receivables:
     Investment securities sold ................................................        4,858,446
     Interest ..................................................................        6,121,645
                                                                                   --------------
       Total assets ............................................................      587,085,005
                                                                                   --------------
Liabilities:
   Payables:
     Investment securities purchased ...........................................       25,224,188
     Affiliates ................................................................          324,210
     Distributions to common shareholders ......................................        2,248,997
   Unrealized loss on unfunded loan commitments (Note 10) ......................           24,146
   Accrued expenses and other liabilities ......................................          157,565
                                                                                   --------------
       Total liabilities .......................................................       27,979,106
                                                                                   --------------
Preferred shares at redemption value [$25,000 liquidation preference per
 share (7,600 shares outstanding)] .............................................      190,000,000
                                                                                   --------------
       Net assets applicable to common shares ..................................   $  369,105,899
                                                                                   ==============
Net assets applicable to common shares consist of:
   Paid-in capital .............................................................   $  380,504,435
   Distributions in excess of net investment income ............................       (4,060,090)
   Net unrealized appreciation (depreciation) ..................................       (6,584,216)
   Accumulated net realized gain (loss) ........................................         (754,230)
                                                                                   --------------
       Net assets applicable to common shares ..................................   $  369,105,899
                                                                                   ==============
Common shares outstanding ......................................................       26,773,772
                                                                                   ==============
Net asset value per common share ...............................................   $        13.79
                                                                                   ==============


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the six months ended September 30, 2007 (unaudited)

Investment income:
   Dividends - Sweep Money Fund (Note 8) .......................................   $      234,963
   Interest ....................................................................       19,463,097
                                                                                   --------------
       Total investment income .................................................       19,698,060
                                                                                   --------------
Expenses:
   Management fees (Note 4) ....................................................        1,401,480
   Administrative fees (Note 4) ................................................          563,994
   Transfer agent fees .........................................................           35,744
   Custodian fees (Note 5) .....................................................           11,698
   Reports to shareholders .....................................................           28,828
   Professional fees ...........................................................           22,362
   Trustees' fees and expenses .................................................           28,373
   Auction agent fees and expenses .............................................          241,021
   Other .......................................................................           46,917
                                                                                   --------------
       Total expenses ..........................................................        2,380,417
       Expense reductions (Note 5) .............................................           (7,512)
                                                                                   --------------
         Net expenses ..........................................................        2,372,905
                                                                                   --------------
           Net investment income ...............................................       17,325,155
                                                                                   --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ...............................................................          972,573
     Foreign currency transactions .............................................          248,099
                                                                                   --------------
           Net realized gain (loss) ............................................        1,220,672
                                                                                   --------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ...............................................................      (12,200,505)
     Translation of assets and liabilities denominated in foreign currencies ...            8,230
                                                                                   --------------
           Net change in unrealized appreciation (depreciation) ................      (12,192,275)
                                                                                   --------------
Net realized and unrealized gain (loss) ........................................      (10,971,603)
                                                                                   --------------
Net increase (decrease) in net assets resulting from operations ................        6,353,552
Distributions to preferred shareholders from net investment income .............       (5,058,378)
                                                                                   --------------
Net increase (decrease) in net assets applicable to common shares
 resulting from operations .....................................................   $    1,295,174
                                                                                   ==============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                ------------------------------------
                                                                                                 SIX MONTHS ENDED
                                                                                                SEPTEMBER 30, 2007     YEAR ENDED
                                                                                                   (UNAUDITED)       MARCH 31, 2007
                                                                                                ------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ..................................................................   $       17,325,155   $   35,221,748
     Net realized gain (loss) from investments and foreign currency transactions ............            1,220,672        2,328,409
     Net change in unrealized appreciation (depreciation) on investments and translation of
      assets and liabilities denominated in foreign currencies ..............................          (12,192,275)       2,190,349
     Distribution to preferred shareholders from net investment income ......................           (5,058,378)      (9,492,218)
                                                                                                ------------------------------------
       Net increase (decrease) in net assets applicable to common shares resulting
         from operations ....................................................................            1,295,174       30,248,288
   Distributions to common shareholders from net investment income ..........................          (13,492,575)     (27,514,958)
   Capital share transactions (Note 2) ......................................................              490,071               --
       Net increase (decrease) in net assets ................................................          (11,707,330)       2,733,330
Net assets applicable to common shares:
   Beginning of period ......................................................................          380,813,229      378,079,899
                                                                                                ------------------------------------
   End of period ............................................................................   $      369,105,899   $  380,813,229
                                                                                                ====================================
Distributions in excess of net investment income included in net assets:
   End of period ............................................................................   $       (4,060,090)  $   (5,843,485)
                                                                                                ====================================


26 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask


                                                          Semiannual Report | 27

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


28 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.


                                                          Semiannual Report | 29

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


30 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were 28,290,900 shares authorized (without par). During the period ended September 30, 2007, 34,261 shares were issued for $490,071 from reinvested distributions. During the year ended March 31, 2007, no shares were issued.

3. AUCTION RATE PREFERRED SHARES

On November 7, 2003 the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share totaling $190,000,000. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. During the period ended September 30, 2007, the dividends on Preferred Shares ranged from 4.84% to 6.15%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the period ended September 30, 2007, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                        Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of 0.50% and 0.20%, respectively, per year of the average daily managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the liquidation value of the preferred shares.


                                                          Semiannual Report | 31

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2014 .......................................................   $     601,751
   2015 .......................................................         895,576
                                                                  -------------
                                                                  $   1,497,327
                                                                  =============

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2007, the Fund deferred realized capital losses of $476,898.

At September 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................................   $ 577,571,876
                                                                  =============
Unrealized appreciation .......................................   $   4,475,652
Unrealized depreciation .......................................     (12,396,878)
                                                                  -------------
Net unrealized appreciation (depreciation) ....................   $  (7,921,226)
                                                                  =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll, paydown losses and bond discounts and premiums.


32 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2007, aggregated $162,719,462 and $159,088,264, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK

The Fund has 64.97% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2007, unfunded commitments were as follows:

--------------------------------------------------------------------------------
                                                                     UNFUNDED
BORROWER                                                            COMMITMENT
--------------------------------------------------------------------------------
CBRL Group (Cracker Barrel), Term Loan B2 (Delayed Draw) .......   $      67,138
Community Health Systems, Inc., Delayed Draw Term Loan .........         167,053
NRG Holdings, Inc., Term Loan ..................................         630,602
Univision Communications, Inc, Delayed Draw Term Loan ..........         166,699
                                                                   -------------
                                                                   $   1,031,492
                                                                   =============

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


                                                          Semiannual Report | 33

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on September 28, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for open tax years (tax years ended March 31, 2005-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.


34 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

12. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 35

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the SEC to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the SEC. The Fund has filed such certifications with its Form N-CSR for the year ended March 31, 2007. Additionally, the Fund expects to file, on or about November 29, 2007, such certifications with its Form N-CSRS for the six months ended September 30, 2007.


36 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON      One Franklin Parkway
   INVESTMENTS          San Mateo, CA 94403-1906

SEMIANNUAL REPORT

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTF S2007 11/07

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.         N/A


Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Robert F. Carlson, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson.


Item 6. Schedule of Investments.                N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Manager's proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

       N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Limited Duration Income Trust

By /s/JIMMY D. GAMBILL
-----------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date November 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
-----------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date November 27, 2007

By /s/GALEN G. VETTER
----------------------
Galen G. Vetter
Chief Financial Officer
Date November 27, 2007

1